EXHIBIT 21.1

Subsidiaries of Charter Communications, Inc.
Entity Jurisdiction and Type
December 31, 2024

Entity Name	Jurisdiction and Type
BHN IP Enabled Services, LLC	Delaware limited liability company
Bresnan Broadband Holdings, LLC	Delaware limited liability company
Bresnan Broadband of Colorado, LLC	Colorado limited liability company
Bresnan Broadband of Montana, LLC	Montana limited liability company
Bresnan Broadband of Wyoming, LLC	Wyoming limited liability company
Bresnan Digital Services, LLC	Delaware limited liability company
Bright House Networks Information Services (Alabama), LLC	Delaware limited liability company
Bright House Networks Information Services (California), LLLC	Delaware limited liability company
Bright House Networks Information Services (Florida), LLC	Delaware limited liability company
Bright House Networks Information Services (Indiana), LLC	Delaware limited liability company
Bright House Networks Information Services (Michigan), LLC	Delaware limited liability company
CC Fiberlink, LLC	Delaware limited liability company
CC VI Fiberlink, LLC	Delaware limited liability company
CC VII Fiberlink, LLC	Delaware limited liability company
CCH Holding Company, LLC	Delaware limited liability company
CCH I Holdings, LLC	Delaware limited liability company
CCH II, LLC	Delaware limited liability company
CCHC, LLC	Delaware limited liability company
CCI Green, LLC	Delaware limited liability company
CCO EIP Financing, LLC	Delaware limited liability company
CCO Fiberlink, LLC	Delaware limited liability company
CCO Holdings Capital Corp.	Delaware corporation
CCO Holdings, LLC	Delaware limited liability company
CCO NR Holdings, LLC	Delaware limited liability company
Charter Communications ASC, LLC	Delaware limited liability company
Charter Communications Holding Company, LLC	Delaware limited liability company
Charter Communications Holdings, LLC	Delaware limited liability company
Charter Communications, Inc.	Delaware corporation (Parent Company)
Charter Communications, LLC	Delaware limited liability company
Charter Communications Operating Capital Corp.	Delaware corporation
Charter Communications Operating, LLC	Delaware limited liability company
Charter Communications SSC, LLC	Delaware limited liability company
Charter Communications VI HoldCo, LLC	Delaware limited liability company
Charter Communications VI, L.L.C.	Delaware limited liability company
Charter Distribution, LLC	Delaware limited liability company
Charter Fiberlink – Alabama, LLC	Delaware limited liability company
Charter Fiberlink – Georgia, LLC	Delaware limited liability company

Entity Name	Jurisdiction and Type
Charter Fiberlink – Illinois, LLC	Delaware limited liability company
Charter Fiberlink – Maryland II, LLC	Delaware limited liability company
Charter Fiberlink – Michigan, LLC	Delaware limited liability company
Charter Fiberlink – Missouri, LLC	Delaware limited liability company
Charter Fiberlink – Nebraska, LLC	Delaware limited liability company
Charter Fiberlink – Tennessee, LLC	Delaware limited liability company
Charter Fiberlink CA-CCO, LLC	Delaware limited liability company
Charter Fiberlink CC VIII, LLC	Delaware limited liability company
Charter Fiberlink CCO, LLC	Delaware limited liability company
Charter Fiberlink CT-CCO, LLC	Delaware limited liability company
Charter Fiberlink LA-CCO, LLC	Delaware limited liability company
Charter Fiberlink MA-CCO, LLC	Delaware limited liability company
Charter Fiberlink MS-CCVI, LLC	Delaware limited liability company
Charter Fiberlink NC-CCO, LLC	Delaware limited liability company
Charter Fiberlink NH-CCO, LLC	Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC	Delaware limited liability company
Charter Fiberlink NY-CCO, LLC	Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC	Delaware limited liability company
Charter Fiberlink SC-CCO, LLC	Delaware limited liability company
Charter Fiberlink TX-CCO, LLC	Delaware limited liability company
Charter Fiberlink VA-CCO, LLC	Delaware limited liability company
Charter Fiberlink VT-CCO, LLC	Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC	Delaware limited liability company
Charter IP Enabled Services, LLC	Delaware limited liability company
Charter Leasing Holding Company, LLC	Delaware limited liability company
Charter Procurement Leasing, LLC	Delaware limited liability company
DukeNet Communications, LLC	Delaware limited liability company
Fusion Merger Sub 1, LLC	Delaware limited liability company
Fusion Merger Sub 2, LLC	Delaware corporation
Innovar Media LLC	Oklahoma limited liability company
Insight Blocker LLC	Delaware limited liability company
SCI Aviation, Inc.	New York corporation
Spectrum Advanced Services, LLC	Delaware limited liability company
Spectrum Captive Holdings, LLC	Delaware limited liability company
Spectrum Communications Indemnity Inc.	Connecticut captive insurance company
Spectrum Fiberlink Florida, LLC	Delaware limited liability company
Spectrum Gulf Coast, LLC	Delaware limited liability company
Spectrum Management Holding Company, LLC	Delaware limited liability company
Spectrum Mid-America, LLC	Delaware limited liability company
Spectrum Mobile Equipment, LLC	Delaware limited liability company

Entity Name	Jurisdiction and Type
Spectrum Mobile, LLC	Delaware limited liability company
Spectrum New Jersey, LLC	Delaware limited liability company
Spectrum New York Metro, LLC	Delaware limited liability company
Spectrum NLP, LLC	Delaware limited liability company
Spectrum Northeast, LLC	Delaware limited liability company
Spectrum Oceanic, LLC	Delaware limited liability company
Spectrum Originals Development, LLC	Delaware limited liability company
Spectrum Originals, LLC	Delaware limited liability company
Spectrum Pacific West, LLC	Delaware limited liability company
Spectrum Reach, LLC	Delaware limited liability company
Spectrum RSN, LLC	Delaware limited liability company
Spectrum SN, LLC	Delaware limited liability company
Spectrum Southeast, LLC	Delaware limited liability company
Spectrum SportsNet, LLC	Delaware limited liability company
Spectrum Stamford, LLC	Delaware limited liability company
Spectrum Sunshine State, LLC	Delaware limited liability company
Spectrum TV Essentials, LLC	Delaware limited liability company
Spectrum Wireless Holdings, LLC	Delaware limited liability company
Time Warner Cable Business LLC	Delaware limited liability company
Time Warner Cable Enterprises LLC	Delaware limited liability company
Time Warner Cable Information Services (Alabama), LLC	Delaware limited liability company
Time Warner Cable Information Services (Arizona), LLC	Delaware limited liability company
Time Warner Cable Information Services (California), LLC	Delaware limited liability company
Time Warner Cable Information Services (Colorado), LLC	Delaware limited liability company
Time Warner Cable Information Services (Hawaii), LLC	Delaware limited liability company
Time Warner Cable Information Services (Idaho), LLC	Delaware limited liability company
Time Warner Cable Information Services (Illinois), LLC	Delaware limited liability company
Time Warner Cable Information Services (Indiana), LLC	Delaware limited liability company
Time Warner Cable Information Services (Kansas), LLC	Delaware limited liability company
Time Warner Cable Information Services (Kentucky), LLC	Delaware limited liability company
Time Warner Cable Information Services (Maine), LLC	Delaware limited liability company
Time Warner Cable Information Services (Massachusetts), LLC	Delaware limited liability company
Time Warner Cable Information Services (Michigan), LLC	Delaware limited liability company
Time Warner Cable Information Services (Missouri), LLC	Delaware limited liability company
Time Warner Cable Information Services (Nebraska), LLC	Delaware limited liability company
Time Warner Cable Information Services (New Hampshire), LLC	Delaware limited liability company
Time Warner Cable Information Services (New Jersey), LLC	Delaware limited liability company
Time Warner Cable Information Services (New Mexico), LLC	Delaware limited liability company
Time Warner Cable Information Services (New York), LLC	Delaware limited liability company
Time Warner Cable Information Services (North Carolina), LLC	Delaware limited liability company

Entity Name	Jurisdiction and Type
Time Warner Cable Information Services (Ohio), LLC	Delaware limited liability company
Time Warner Cable Information Services (Pennsylvania), LLC	Delaware limited liability company
Time Warner Cable Information Services (South Carolina), LLC	Delaware limited liability company
Time Warner Cable Information Services (Tennessee), LLC	Delaware limited liability company
Time Warner Cable Information Services (Texas), LLC	Delaware limited liability company
Time Warner Cable Information Services (Virginia), LLC	Delaware limited liability company
Time Warner Cable Information Services (Washington), LLC	Delaware limited liability company
Time Warner Cable Information Services (West Virginia), LLC	Delaware limited liability company
Time Warner Cable Information Services (Wisconsin), LLC	Delaware limited liability company
Time Warner Cable, LLC	Delaware limited liability company
TWC Administration LLC	Delaware limited liability company
TWC Communications, LLC	Delaware limited liability company
TWC Employee Disaster Relief Fund	Delaware non-profit corporation
TWC IP Enabled Services, LLC	Delaware limited liability company
TWC SEE Holdco LLC	Delaware limited liability company
TWCIS Holdco LLC	Delaware limited liability company